May 1, 2015

BARROW FUNDS

Supplement to Prospectus and Statement of Additional Information dated October 1, 2014

This supplement updates certain information in the Prospectus (the "Prospectus") and the Statement of Additional Information (the "SAI") of the Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund (collectively, the "Barrow Funds") to revise information contained therein as described below.  For more information or to obtain a copy of the Prospectus or the SAI free of change, please contact the Barrow Funds at 1-877-767-6633.

Delete the names "Barrow All-Cap Core Fund" and "Barrow All-Cap Long/Short Fund" in both the Prospectus and SAI, and replace them with "Barrow Value Opportunity Fund" and "Barrow Long/Short Opportunity Fund", respectively.

Investors Should Retain this Supplement for Future Reference